Exhibit 10.9

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Second Amended and Restated Loan Origination Agreement

Dated as of December 31, 2016

by and between

GreenSky, LLC

and

SunTrust Bank

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Second Amended and Restated Loan Origination Agreement

This Second Amended and Restated Loan Origination Agreement dated as of December 31, 2016 (the “Effective Date”), by and between GreenSky, LLC, a Georgia limited liability company and formerly known as GreenSky Trade Credit, LLC (“Servicer”), and SunTrust Bank, a Georgia banking corporation (“Lender”). As used herein, “Party” means Servicer or Lender, as applicable, and “Parties” means both Servicer and Lender.

W I T N E S S E T H:

Whereas, Servicer is in the business of providing certain services and a technology platform to lenders in connection with lenders originating consumer loans, primarily through a network of Program Merchants and Sponsors (as defined herein) (the “GreenSky® Program”);

Whereas, the GreenSky® Program is administered by Servicer on behalf of and as agent for federally-insured, federal and state chartered lenders participating in the GreenSky® Program;

Whereas, Lender currently participates in the GreenSky® Program by extending such loans directly to the customers of the Program Merchants and Sponsors on the terms provided in an Amended and Restated Loan Origination Agreement dated January 22, 2013 between the Parties, as previously amended from time-to-time (the “First Amended and Restated Origination Agreement”), and such loans are serviced by Servicer pursuant to an Amended and Restated Servicing Agreement dated January 22, 2013 between the Parties, as previously amended from time-to-time (the “First Amended and Restated Servicing Agreement”);

Whereas, the Parties desire and acknowledge that this Origination Agreement amends and restates the First Amended and Restated Origination Agreement, that Lender shall continue to participate in the GreenSky® Program by making Loans to eligible customers of Program Merchants and Sponsors on the terms provided for herein and that all Loans (as hereinafter defined) made under and pursuant to the First Amended and Restated Origination Agreement shall be governed by and subject to this Origination Agreement; and

Whereas, contemporaneous herewith, Servicer and Lender are entering into a Second Amended and Restated Servicing Agreement of even date herewith (as hereinafter amended, the “Servicing Agreement”), which amends and restates the First Amended and Restated Servicing Agreement, and the Parties desire and acknowledge that all Loans made under and pursuant to the First Amended and Restated Origination Agreement or this Origination Agreement shall be governed by and subject to the Servicing Agreement.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between Servicer and Lender as follows:

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Article I

Definitions

Section 1.01. Definitions. All capitalized terms used herein or in any certificate or document, or in any other Origination Paper made or delivered pursuant hereto, have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person, but, for the avoidance of doubt, shall not include any institutional investors in Servicer including, without limitation, any bank or other financial institutions. For the purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Anti-Money Laundering Laws” has the meaning given to such term in Section 4.01(f).

“Applicable Laws” means collectively, any and all applicable laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority now in effect or hereinafter enacted or adopted, as amended from time to time, in any jurisdiction, insofar as they are applicable to the Loans, the obligations and performance of each of the Parties hereunder or under the Servicing Agreement; and any and all other matters relating to the subject matter of this Origination Agreement and the Servicing Agreement, including without limitation: the Bank Service Company Act, the Consumer Financial Protection Act, the Gramm-Leach-Bliley Act (15 U.S.C. 6801-6809 for NPPI and 16 CFR Part 313 for privacy); the Interagency Guidelines Establishing Information Security Standards and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published by the Governmental Authorities regulating U.S. financial institutions; the Anti-Money Laundering Laws; state, federal and local licensing, usury, disclosure and consumer protection laws, rules and/or regulations; the federal Truth-in-Lending Act; the Equal Credit Opportunity Act; the Electronic Funds Transfer Act; the Fair Credit Reporting Act; the Fair and Accurate Credit Transactions Act of 2003 (15 U.S.C. § 1681 et seq.); Regulations B, E, P, V and Z of the Consumer Financial Protection Bureau and all regulations promulgated thereunder; Regulation O (12 CFR Part 215); the Fair Debt Collection Practices Act; the Servicemembers Civil Relief Act; the Military Lending Act; the USA PATRIOT Act; the Federal Trade Commission Act (including Section 5 thereof and the FTC Credit Practices Rule); the Dodd-Frank Act (including 12 U.S.C. 1036); the Telephone Consumer Protection Act; the CAN-SPAM Act (15 U.S.C. 7701 et seq.); E-SIGN; UETA and electronic disclosures and contracting laws; Right to Financial Privacy Act; the applicable state consumer legal remedies act and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code; and other consumer credit laws, collection laws and equal credit opportunity and disclosure laws; Executive Order 11246, including, without

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limitation, 41 CFR § 60-1.4(a); Sections 501, 503, 504 and 505 of the Rehabilitation Act of 1973; 38 U.S.C. 4212 of the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, including, without limitation, 41 CFR § 60-250.5 and 41 CFR 60-300.5; Executive Order 13201, the Occupational Safety and Health Act of 1970; the Immigration Reform and Control Act of 1986; the Civil Rights Act of 1964; the Americans with Disabilities Act of 1990; the Age Discrimination in Employment Act of 1967; the Equal Pay Act of 1963; the Fair Labor Standards Act; the Family and Medical Leave Act of 1993; Title IX of the Education Amendments of 1972; and all judgments, requests, directives, demands, or similar orders of any Governmental Authority having authority, oversight jurisdiction or similar power over either of the Parties; as to Servicer that may receive at least $5,000,000 under this Origination Agreement, Federal Acquisition Regulations (“FARs”) 3.10, 52.203-13, 52.203-14, and related rules (including the requirements thereunder to maintain a written code of business ethics and conduct, provide a copy of such code to each employee engaged in performance of this Origination Agreement, display fraud hotline posters, and implement an ongoing business ethics and business conduct awareness program and internal control system consistent with the requirements of the FAR, and include the requirements set forth in this Section into subcontracts as provided in FAR 52.203- 13(d) and 52.203 14(d)); and the employment eligibility verification requirements of 48 CFR § 52.222-54 (E-Verify), the terms of which are incorporated herein by reference.

“Approved Product Offering” means a loan product described on Schedule C, or such other loan product as shall have been proposed by either Party in writing to the other Party and, which shall have been approved by the non-proposing Party in writing; provided, the non-proposing party shall be deemed to have disapproved such loan product as an Approved Loan Product if the non-proposing party fails to respond in writing within 15 Business Days of the other Party’s proposal.

“Assets” of a Person means all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Bank Margin” has the meaning given to such term in the Servicing Agreement.

“Borrower” means, with respect to any Loan, the Person obligated to make payments with respect to such Loan.

“Borrower Loan Documents” means all regulatory notices and disclosures to consumers and Borrowers and all consumer-facing documents and communications, including, without limitation, the loan agreement, the loan application, and the electronic versions of the above-referenced documents, where applicable.

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“Business Day” means a day that Lender is open for business in Atlanta, Georgia but excluding Saturdays, Sundays and legal holidays.

“[*****].

“Commitment Amount” has the meaning set forth in Section 2.01(a)(ii).

“Compliance Conditions” shall be deemed to refer to and include all of the requirements and conditions set forth on Schedule A, which is attached hereto and hereby incorporated herein by specific reference thereto.

“Confidential Business Information” has the meaning set forth in Section 8.02(c).

“Contract” means any written agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

“Deferred Interest Loan” has the meaning given to such term in the Servicing Agreement.

“Disclosing Party” has the meaning set forth in Section 8.02(e).

“Economic Participation” has the meaning set forth in the Servicing Agreement.

“Effective Date” has the meaning set forth in the Recitals.

“First Amended and Restated Origination Agreement” has the meaning set forth in the Recitals.

“First Amended and Restated Servicing Agreement” has the meaning set forth in the Recitals.

“Fraudulent Activity” means fraud, dishonesty, or wrongful acts or omissions by Servicer or Persons to whom Servicer subcontracted any of its obligations hereunder in connection with the activities contemplated by this Origination Agreement.

“Funding Clearing Account” means a custodial account established and maintained by Servicer at Wells Fargo Bank, or such other bank selected by Servicer and reasonably acceptable to Lender, for the benefit of the lenders in the GreenSky® Program, in order to hold lender funds as a source to fund loans through the GreenSky® Program.

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“Governmental Authority” means any federal, state or local governmental or regulatory authority, agency, court, tribunal, commission or other regulatory or governmental entity with jurisdiction over either Party or the activities of either Party.

“GreenSky” means GreenSky, LLC.

“Lender” has the meaning set forth in the Recitals.

“Lender Indemnitee” has the meaning set forth in Section 3.01(a).

“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

“Lien” means any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of any of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

“Loan Files” means, with respect to each Borrower, such Borrower’s Borrower Loan Documents, consent to electronic signatures, if applicable, credit pull consent, if applicable, loan history, payment records, servicing data, and EFT authorization, if applicable.

“Loans” means loans originated by Lender pursuant to this Origination Agreement and other loans acquired by Lender where Lender and Servicer agree that they shall be treated as Loans.

“Marketing Materials” means the materials used or to be used in connection with the originating or servicing of the Loans.

“[*****].

“Monthly Accounting” has the meaning given to such term in the Servicing Agreement.

“NPPI” has the meaning set forth in Section 8.02(d).

“OFAC” has the meaning given to such term in Section 4.01(f).

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“OFAC List” has the meaning set forth in the Servicing Agreement.

“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Governmental Authority.

“Origination Agreement” means this Second Amended and Restated Loan Origination Agreement and the schedules hereto and all amendments hereto or thereto.

“Origination Papers” has the meaning set forth in Section 5.01(b) of the Servicing Agreement and shall include the documents and instruments referenced in Section 2.03.

“Outstanding Balance” means, on any date of determination, the original principal amount of the Loans originated by Lender that have not been transferred (or an Economic Participation interest therein transferred) to Servicer or any other Person pursuant to the terms of this Origination Agreement or the Servicing Agreement, plus the amount of any interest, fees or other amounts charged to the related Borrowers subsequent thereto, minus any payments, credits, write-offs or other amounts credited to such Borrowers, all as contemplated by the Servicing Agreement.

“Performance Fee” has the meaning given to such term in the Servicing Agreement.

“Performance Percentage” shall mean, for each calendar month, the Monthly Accounting for that month divided by the Outstanding Balance as of the last day of such month multiplied by 12.

“Permit” means any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.

“Person” means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“Prime Rate” means the rate announced by SunTrust Bank from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by SunTrust Bank in connection with extensions of credit to debtors. SunTrust Bank may make commercial loans or other loans at rates of interest at, above, or below the Prime Rate.

“Privacy Policy” means the privacy policy of Lender as in effect at any given time to the extent provided to Servicer by Lender.

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“Program Agreements” means the agreements entered into from time to time between Servicer (or its Subsidiaries) and Program Merchants under which Servicer has agreed to provide certain services to lenders in the origination of loans for the benefit of the lenders through the GreenSky® Program.

“Program Merchants” mean manufacturers, dealers, merchants, providers, distributors, retailers, contractors or installers of personal, family or household goods or services that have entered into Program Agreements to be authorized to participate in the GreenSky® Program.

“Proprietary Information” has the meaning set forth in Section 8.02(a).

“Receiving Party” has the meaning set forth in Section 8.02(f).

“Security Systems” has the meaning set forth in Section 9.01.

“Servicer” has the meaning set forth in the Recitals.

“Servicer Indemnitee” has the meaning set forth in Section 3.01(b).

“Servicer Intellectual Property” has the meaning set forth in Section 3.01(c).

“Servicing Agreement” has the meaning set forth in the Recitals.

“Servicing Fee” has the meaning given to such term in the Servicing Agreement.

“Settlement Amount” means the amounts advanced by Lender or its agent to a Borrower or on behalf of a Borrower to Program Merchants which constitute disbursement of a Loan to such Borrower.

“Settlement Date” means each Business Day on which Servicer notifies Lender of a Settlement Amount as provided in Section 2.01(c)(i).

“Sponsors” means franchisors and similar types of sponsors of Program Merchants that refer Program Merchants to participate in the GreenSky® Program.

“Subsidiary” has the meaning given to such term in the Servicing Agreement.

“Successor Servicer” has the meaning given to such term in the Servicing Agreement.

“SunTrust Bank GreenSky® Program Credit Policy” has the meaning set forth in Schedule B.

“Termination Notice” has the meaning set forth in the Servicing Agreement.

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“Trade Secrets” has the meaning set forth in Section 8.02(b).

“UCC” means the Uniform Commercial Code as in effect in Georgia, as amended.

“Underwriting Criteria” means the underwriting standards adopted and maintained by Lender for Loans reflected in Schedule B, as they may be amended from time to time, (i) by agreement of the Parties, (ii) by Lender in response to advice or comments received from a Governmental Authority, upon thirty (30) calendar days advance written notice to Servicer if practicable, or as otherwise directed by such Governmental Authority, (iii) by Lender to the extent required by Applicable Law, in Lender’s sole discretion, upon written notice to Servicer, or (iv) by Lender in good faith, if the six month average of the Performance Percentage is less than [*****] basis points, upon ten (10) days’ advance written notice to Servicer, provided, however that if Servicer requires more than ten (10) days to comply with such change, Lender has the right to require Servicer to suspend Loan originations until the change can be made. Additionally, Lender may confirm, as it deems appropriate, that the Underwriting Criteria are met on an ongoing basis. Notwithstanding the foregoing, Lender shall at all times retain control over all credit decisions and Lender shall approve or deny in writing, in its sole discretion, any overrides of Underwriting Criteria.

Section 1.02. Other Definitional Provisions.

(a) All terms defined in this Origination Agreement have the defined meanings when used in any certificate, other document, or Origination Paper made or delivered pursuant hereto unless otherwise defined therein.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Origination Agreement or any Origination Paper shall refer to this Origination Agreement as a whole and not to any particular provision of this Origination Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Origination Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Origination Agreement unless otherwise specified. Unless the context otherwise requires, any singular noun shall be deemed to also include the plural of such noun, and any singular pronoun of a particular gender shall be deemed to also include the plural of such pronoun or equivalent pronoun of the other gender.

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Article II

Loan Origination Rights & Obligations

Section 2.01. Loan Origination Obligations.

(a) Origination of Loans.

(i) GreenSky® Program. As program administrator of the GreenSky® Program, Servicer shall use commercially reasonable efforts to maintain and develop the network of Program Merchants participating in the GreenSky® Program as a source for Loans to be made by Lender pursuant to this Origination Agreement. Servicer will conduct appropriate due diligence on Program Merchants and Sponsors, share information with Lender as requested by Lender and obtain information from Program Merchants and Sponsors on behalf of Lender as Lender may reasonably require from time to time. Servicer may promote Loans and facilitate acceptance of Loan applications through Program Merchants with whom Servicer has in place a Program Agreement. Servicer has provided Lender with the Borrower Loan Documents, and shall promptly provide to Lender any changes made to Borrower Loan Documents; provided, that Servicer shall obtain the written consent of Lender prior to making any material changes to Borrower Loan Documents. Upon request, Lender shall have the right to review training materials used by Servicer for Program Merchants, including any subsequent material changes made thereto, and Servicer shall consider in good faith Lender’s reasonable comments to such training materials. Servicer shall process applications from prospective borrowers for Loans on behalf of Lender (including retrieving credit reports) to determine whether the applicant meets the Underwriting Criteria. Servicer will only refer applications for applicants that have had their identities verified in accordance with “Know Your Customer” and anti-money laundering criteria under Applicable Law for financial institutions, including without limitation the Anti-Money Laundering Laws. Servicer shall respond to all inquiries from applicants and prospective borrowers regarding the application process. Upon Lender’s request, Servicer shall forward to Lender identifying information for Borrowers who meet the Underwriting Criteria. Servicer shall have no discretion to override the Underwriting Criteria as to any application for a Loan. Servicer shall not offer any Loan on behalf of Lender that is not an Approved Product Offering.

(ii) Commitment Amount. Subject to Article VI, Lender will fund newly originated Loans for customers identified through the GreenSky® Program that meet the Underwriting Criteria and which meet any other requirements of this Origination Agreement up to a maximum of Two and One-Half Billion and No/100 ($2,500,000,000) Dollars in aggregate outstanding principal balances held on Lender’s balance sheet at any given time (the “Commitment Amount”). Lender and Servicer shall mutually agree in

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writing to any further increase in the Commitment Amount above [*****] and No/100 ($[*****]) Dollars. [*****].

(iii) Loan Terms. All Loans shall be originated by Lender through the GreenSky® Program using Servicer’s services. Servicer acknowledges that the making of a Loan creates a creditor-borrower relationship between Lender and Borrower which involves, among other things, the establishment of an account with Lender, Lender’s extension of credit and disbursement of Loan proceeds and the right to collect payments. If Servicer determines that a potential Borrower meets the Underwriting Criteria, Servicer shall cause such potential Borrower to execute a loan agreement in favor of Lender in the form provided to Lender and naming Lender as the creditor for the Loan, and which shall include an interest rate, loan term, repayment and other terms consistent with Schedule B. Lender may require changes in Borrower documents (including Borrower Loan Documents) to the extent that Lender determines that such change is required by Applicable Law or is reasonably necessitated by safety and soundness considerations or concerns. Any material changes to the form of loan agreement made by Servicer must be approved in writing in advance by Lender, provided that Lender’s approval shall not be unreasonably withheld, conditioned or delayed for any such changes requested by a Governmental Authority or required to comply with Applicable Law. Lender shall provide Servicer with Lender’s privacy policy for delivery to Borrowers. Notwithstanding Lender’s approval of any document, Servicer shall ensure that all Borrower Loan Documents and documents used in the program or provided to Borrowers of prospective borrowers comply in all material respects with Applicable Law in accordance with Section 5.01(a)(iii). Servicer shall hold and maintain as custodian for Lender, all Borrower Loan Documents and other documents of Lender pertaining to the Loans. At Lender’s request Servicer shall provide Lender with prompt access to the originals or copies of such documents and this obligation shall survive expiration or termination of this Origination Agreement.

(b) Intent of Parties. Except as provided in Sections 2.06 and 7.05(b)(ii) herein and Sections 2.02, 3.05 and 12.05(b)(ii) of the Servicing Agreement, the Loans shall at all times be the property of Lender and at no point shall Servicer have an ownership interest therein, nor shall Lender be deemed to be a lender to Servicer. Notwithstanding the foregoing, in order to assure Lender that its rights in the Loans are protected, to the extent that Servicer may be deemed to have an ownership interest in any of the Loans (as a result of the UCC or otherwise), Servicer hereby grants to Lender a security interest in all of its right, title and interest, whether now existing or hereafter acquired, in, to and under such Loans and the proceeds thereof to secure the prompt and complete payment of all Loans deemed to have been made by Lender. Nothing herein shall be deemed to diminish the customer or other relationships between the Borrowers and either Program Merchants or Servicer.

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(c) Settlement Procedure.

(i) No later than 12:00 noon (Eastern time) each Business Day, the (“Settlement Date”), Servicer, by written electronic transmission, shall provide a responsible officer of Lender designated by Lender to Servicer with a report setting forth the calculation of the Settlement Amount and the payees thereof. The Settlement Amount shall be sent by Lender by wire transfer, ACH or direct deposit to the Funding Clearing Account no later than 4:00 p.m. (Eastern time), unless Servicer is late in notifying Lender of the Settlement Amount due on the Settlement Date, in which case Lender shall use all commercially reasonable efforts to send the Settlement Amount within the time period set forth above or as soon thereafter as possible, but no later than 5:00 p.m. (Eastern time) of the next Business Day following such Lender’s receipt of notice from Servicer.

(ii) Servicer shall promptly notify a responsible officer of Lender designated by Lender to Servicer by written electronic transmission if the Settlement Amount is not received when due.

(d) Pre-Funding Balance for Loans.

(i)	[*****].

(ii)	[*****].

(iii)	[*****].

(iv)	[*****].

(v)	[*****].

(e) Delegation of Duties. So long as GreenSky acts as Servicer, it may, at any time without notice or consent, delegate any duties under this Origination Agreement to any wholly-owned Subsidiary of GreenSky; provided, however, that GreenSky shall not be released of any of its obligations or responsibilities under this Origination Agreement and shall be liable for any action or omission of any such Subsidiary as if such action or omission were an action or omission of GreenSky.

Section 2.02. Dispute over Settlement Amount.

(a) In the event Lender disputes the accuracy of the Settlement Amount reported by Servicer, Lender shall promptly notify Servicer, but such notice shall not affect Lender’s obligation for timely payment of the Settlement Amount as noticed by Servicer to Lender, unless the Settlement Amount would cause the aggregate outstanding principal balances of all

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outstanding Loans to exceed the Commitment Amount. Payment of any Settlement Amount shall not constitute a waiver by Lender of the right to dispute the accuracy of such Settlement Amount.

(b) In the event it is determined that Lender was correct in disputing the accuracy of the Settlement Amount for a given day, Servicer shall promptly (but not later than two (2) Business Days after such determination) remit to Lender the overpayment amount due Lender with interest thereon computed at the rate of [*****] ([*****]) basis points above the Prime Rate in effect on the date the Settlement Amount was paid.

Section 2.03. Portfolio Data. Notwithstanding anything to the contrary contained in this Origination Agreement, Servicer may share any aggregate portfolio data associated with the Loans that does not contain NPPI or other personal identifying information in accordance with Applicable Law; provided that such shared portfolio data is not attributed to Lender.

Section 2.04. Minimum and Maximum Interest Rate. Servicer and Lender agree that the interest rate charged on any Loan may not exceed the lower of the maximum interest rate set forth in the Underwriting Criteria or the maximum rate permitted by Applicable Law.

Section 2.05. Allocation of Loans. [*****].

Section 2.06. Improper Loans. To the extent Servicer maintains licenses necessary to own such Loans, Servicer shall purchase from Lender any Loan found to be improperly, illegally or fraudulently originated, or originated in violation of Applicable Law or the terms of this Origination Agreement, by paying Lender an amount equal to the Outstanding Balance of such Loan (except to the extent that Lender previously has been paid for the Outstanding Balance of such Loan pursuant to the Servicing Agreement or otherwise), and all costs and expenses, including reasonable attorney’s fees, incurred by Lender in connection therewith; provided, however, that as a condition to such purchase, Lender shall assign its entire right, title and interest in such improperly, illegally or fraudulently originated or violative Loan to Servicer. To the extent Servicer does not maintain the necessary licenses to own such Loans, Lender instead shall grant to Servicer an Economic Participation in all such Loans for an amount equal to the Outstanding Balance of such Loan (except to the extent that Lender previously has been paid for the Outstanding Balance of such Loan pursuant to the Servicing Agreement or otherwise), and all costs and expenses, including reasonable attorney’s fees, incurred by Lender in connection therewith; provided, that, to the extent Servicer later obtains the necessary licenses to own any such Loan, Lender shall, upon Servicer’s request and at no additional cost, transfer Lender’s legal title to a Loan to Servicer pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to Lender and Servicer. Any such transfer or Economic Participation shall be without representation, warranty or recourse of any kind, other than that the Loans are owned by Lender free and clear of any Liens on the effective date of transfer. Servicer shall not further transfer any Economic Participation it owns in a Loan (in whole or in part) without Lender’s prior written consent; provided, that Servicer may transfer any Economic

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Participation it owns in a Loan that is less than 120 days past due without Lender’s consent to the extent that, in connection with the transfer of such Economic Participation, Servicer also arranges for the transfer of Lender’s legal title to such Loan to a third party. Notwithstanding anything to the contrary herein, Servicer shall not transfer any Economic Participation in a Loan that is 120 days or more past due without the consent of Lender. In connection with Servicer’s transfer of an Economic Participation in compliance with this Section 2.06 (including Lender’s consent requirements, if applicable), Lender shall, upon Servicer’s request and at no additional cost, transfer Lender’s legal title to a Loan to the transferee of such Economic Participation. To the extent Lender’s legal title to a Loan is transferred to a third party in connection with Servicer’s transfer of an Economic Participation pursuant to the preceding sentences or otherwise, in each case pursuant to this section, such assignment and sale shall be pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to Lender. Nothing in this Section 2.06 shall be interpreted to limit any other legal or equitable rights or remedies available to Lender against Servicer or any third party.

Section 2.07. Non-Exclusivity. Lender understands and agrees that the customer relationships with the Borrowers established as a result of Lender’s participation in the GreenSky® Program are non-exclusive to Lender, and Servicer shall have the right to market other non-depository products and services to Borrowers based upon a Loan or the Borrower’s application for a Loan, subject to receiving the applicable Borrower’s written affirmative consent to such marketing in a form reviewed and approved by Lender and Servicer’s compliance with Applicable Law (including, without limitation, the Gramm-Leach-Bliley Act (Regulation P) to the extent applicable), the Privacy Policy and any limitations imposed by any Program Agreement. Lender will only share information with Servicer for such purposes based on the affirmative written authorization of the Borrower to Lender to share nonpublic financial information with Servicer in accordance with the requirements set forth in the Privacy Policy and such authorization must be in a form reviewed and approved by Lender. Notwithstanding anything to the contrary contained herein, Servicer shall neither (i) market products and services to Borrowers in the context of a refinancing of an existing Loan nor (ii) use Lender’s name in the marketing materials used to market any financial products and services to Borrowers.

Section 2.08. Exclusive Program. Lender agrees that, by participating in the GreenSky® Program, neither it nor its Affiliates will [*****] to directly provide customer financing for goods or services offered by the Program Merchants and Sponsors that are parties to the Program Agreements other than pursuant to this Origination Agreement during [*****].

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Article III

Indemnity; Damages

Section 3.01. Indemnity.

(a) Servicer Indemnification. Servicer shall indemnify Lender and its Affiliates, and their respective officers, directors, managers, employees and agents (each such indemnified Person being called an “Lender Indemnitee”), against, and hold each Lender Indemnitee harmless from, any and all losses, claims, damages, liabilities, fines, costs and expenses (including the reasonable fees, charges and disbursements of any attorney for any Lender Indemnitee as chosen by such Indemnitee), incurred by any Lender Indemnitee or asserted against any Lender Indemnitee by any third party arising out of, in connection with, or as a result of (i) any breach by Servicer of any representation, warranty or covenant of Servicer contained in this Origination Agreement, (ii) the Fraudulent Activity by, Servicer or Persons contracted by Servicer under this Origination Agreement, or breach of Servicer’s confidentiality or security obligations under this Origination Agreement, or failure of Servicer to comply with Applicable Law, (iii) the activities of any Program Merchant or Sponsor, and/or the goods and/or services provided to any Borrower by any Program Merchant, Sponsor or any third party acting on behalf of a Program Merchant or Sponsor or (iv) Servicer’s gross negligence or willful misconduct in the performance of its duties under this Origination Agreement.

(b) Lender’s Indemnification. Lender shall indemnify Servicer and its Affiliates, and their respective officers, directors, managers, employees and agents (each such indemnified Person being called a “Servicer Indemnitee”), against, and hold each Servicer Indemnitee harmless from, any and all losses, claims, damages, liabilities, fines, costs and expenses (including the reasonable fees, charges and disbursements of any attorney for any Servicer Indemnitee as chosen by such Servicer Indemnitee), incurred by any Servicer Indemnitee or asserted against any Servicer Indemnitee by any third party arising out of, in connection with, or as a result of (i) any breach by Lender of any representation, warranty or covenant of Lender contained in this Origination Agreement, or (ii) Lender’s gross negligence or willful misconduct in the performance of its duties under this Origination Agreement.

(c) Servicer Infringement Indemnity.

(i) Indemnity. Servicer, at its expense, will defend, indemnify, and hold each Indemnitee harmless from and against any and all damages (whether ordinary, direct, indirect, incidental, special, consequential, or exemplary, but as limited by this Article III), judgments, liabilities, fines, penalties, losses, claims, actions, demands, lawsuits, costs, and expenses including, without limitation, reasonable attorneys’ fees, that arise out of or relate to third party claims of infringement of such third party’s patent, trade secret, copyright, or trademark of Servicer Intellectual Property. For purposes of this Origination Agreement and the Servicing Agreement, “Servicer Intellectual

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Property” will include the following: licensed software, services, system and/or work product.

(ii) Specific Conditions and Additional Remedies Associated with Servicer’s Infringement Indemnity.

(A) Additional Remedies. In the event a court of competent jurisdiction makes a determination that any Servicer Intellectual Property infringes or otherwise violates any third party intellectual property right, or if Servicer determines that any Servicer Intellectual Property likely infringes or otherwise violates such third party’s intellectual property right, Servicer, at its option and sole expense, in addition to the indemnification obligation set forth above, will:

(1) modify the infringing portion of any Servicer Intellectual Property so as to make it non-infringing and non-violating, while maintaining equivalent functionality that is reasonably satisfactory to Lender;

(2) replace the infringing portion of any Servicer Intellectual Property with a non-infringing and non-violating solution having equivalent functionality that is reasonably satisfactory to Lender;

(3) obtain the right for Lender to continue using the infringing or violating portion of Servicer Intellectual Property; or

(4) if Servicer cannot provide Lender with option (A), (B) or (C) above, refund to Lender any fees that Lender has pre-paid for any Servicer Intellectual Property.

(B) Conditions. Servicer’s intellectual property infringement indemnity obligations will not apply to the extent of any applicable third party claim resulting solely from:

(1) modifications to any Servicer Intellectual Property by any party other than Servicer or its authorized personnel that are made without Servicer’s written approval and only to the extent such modifications caused the infringement or violation;

(2) the combination of any Servicer Intellectual Property with other products, processes, or materials prohibited by Servicer in the applicable specifications if, but for such other products, processes, or materials, the infringement would not have occurred; or

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(3) Lender’s use of any Servicer Intellectual Property other than in accordance with the terms and conditions of this Origination Agreement or the applicable specifications relating to such Servicer Intellectual Property.

Section 3.02. Damages. To the extent permitted by Applicable Law, no Servicer Indemnitee (with respect to a Lender Indemnitee) or Lender Indemnitee (with respect to a Servicer Indemnitee) will assert, whether in connection with an indemnification claim or otherwise, and each hereby waives, any claim against (i) any Lender Indemnitee or (ii) any Servicer Indemnitee, respectively, on any theory of liability, for any indirect, incidental, special, punitive, exemplary or consequential damages of any type whatsoever (as opposed to actual and direct damages), but not including Lender’s potential claims for lost profits in trademark infringement cases (even if advised of the possibility thereof) arising in any way from the transactions contemplated under this Origination Agreement, except to the extent that the Performance Fee or the Servicing Fee may be deemed to embody these types of damages; provided, that nothing in this Section 3.02 shall relieve either Servicer or Lender of any obligation it may have to indemnify any Servicer Indemnitee or Lender Indemnitee, as applicable, hereunder against indirect, incidental, special, punitive, exemplary or consequential damages asserted against such Servicer Indemnitee or Lender Indemnitee, as applicable, by a third party.

Article IV

Representations and Warranties

Section 4.01. Representations and Warranties of Servicer Relating to Servicer and the Loans. As of the date hereof and as of each Settlement Date, Servicer hereby represents and warrants to Lender that all of the representations and warranties made by Servicer under Sections 5.01 and 5.02 of the Servicing Agreement are hereby incorporated by reference and restated as representations and warranties made as of the date hereof and as of each Settlement Date under this Origination Agreement. In addition, as of the date hereof and as of each Settlement Date, Servicer hereby represents and warrants to Lender that:

(a) Compliance with Law. None of the Loans, the origination of the Loans, the documents evidencing the Loans, the disclosures and notices relating to the Loans, or the Program Agreements contravene Applicable Law, and the Loans were originated, and are at all times being serviced in accordance with Applicable Law and customary origination, servicing and collection practices of prudent lending institutions that originate, service and/or collect loans of the same or similar type as the Loans, except where the failure to do so would not have a material adverse effect on the Loans.

(b) Underwriting Criteria. All Loans are in compliance with the Underwriting Criteria in all respects.

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(c) No Adverse Selection. The selection of the Loans to allocate to Lender was not knowingly made by Servicer in a manner to adversely affect the interests of Lender.

(d) No Fraudulent Activity; Negligence. No Fraudulent Activity, negligence or similar occurrence with respect to any Loan has taken place on the part of Servicer or any third party involved in the arranging or making of any Loan to whom Servicer subcontracted any of its obligations hereunder. Servicer represents and warrants that the true identity of each Borrower was ascertained in order to avoid dealing with persons committing identity theft or other forms of Fraudulent Activity. Servicer has established and maintains a customer identification program and a suspicious activity reporting program in material compliance with Applicable Law, including the requirements of 31 CFR 1020.220 and 31 CFR Part 103, and has performed its customer identification program with respect to each applicant and Borrower. Servicer acknowledges that Lender will rely on the performance of Servicer for Lender’s customer identification program. Servicer will retain for six years after a Loan is repaid and deliver to Bank upon request the applicant or Borrower’s name, physical address, social security number and date of birth obtained pursuant to such customer identification procedures; a description of the methods and the results of any measures undertaken to verify the identity of the applicant or Borrower and a description of the resolution of any substantive discrepancy discovered when verifying the identifying information obtained. Servicer will certify annually to Lender that Servicer has implemented Servicer’s customer identification program with respect to each Borrower.

(e) Investigation. Servicer has obtained a credit report from Trans Union, LLC, Experian Information Solution, Inc. or Equifax Inc. for each Borrower and has not identified any material inconsistencies between such report and the Borrower’s Loan application that have not been resolved.

(f) Anti-money Laundering. In arranging the Loans, Servicer and any third parties involved in the origination of the Loans to whom Servicer subcontracted any of its obligations hereunder have complied with all applicable anti-money laundering laws, including without limitation the USA Patriot Act of 2001, as amended, the Bank Secrecy Act, the Foreign Assets Control Act, and the laws and regulations of the United States government that impose limitations on U.S. trade, business and financial dealings, and other transactions, including, but not limited to, the sanctions, rules and regulations administered by U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. Commerce Department’s Office of Anti-boycott Compliance and Bureau of Export Administration, and the U.S. State Department’s Office of Defense Trade Controls and any similar Applicable Laws (collectively, the “Anti-Money Laundering Laws”); Servicer and any third parties involved in the origination of the Loans to whom Servicer subcontracted any of its obligations hereunder have established anti-money laundering compliance programs as required by the Anti-Money Laundering

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Laws and, as agent of Lender, have conducted the requisite due diligence in connection with the Loans for purposes of the Anti-Money Laundering Laws; and Servicer maintains, and will maintain, sufficient information to evidence such actions and identify the applicable Borrowers for purpose of the Anti-Money Laundering Laws. More specifically, Servicer, on behalf of and as agent of Lender, has screened all applicants against the OFAC List of Specially Designated Nationals and Blocked Persons and rejected any applicant whose name and other identifiable data matches a name and such other data on such list and has notified Lender thereof. Servicer will monitor, identify and report to Lender any activity that Servicer deems to be potentially suspicious under the Anti-Money Laundering Laws. Servicer will retain the Loan number identifying a Borrower’s account for at least one year after the account is closed or the Loan is paid in full. Servicer will cooperate and respond upon receipt of a government information request forwarded by Lender. Servicer will promptly provide to Lender upon reasonable request electronic copies of information retained for compliance purposes.

(g) No Set-off. The Loans are not subject to any right of rescission, set-off, claim, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Loans, or the exercise of any right thereunder, render any Loan unenforceable, in whole or in part, or subject to any right of rescission, set-off, claim, counterclaim or defense.

(h) Capacity and Enforceability. All Borrowers party to the loan agreements and other documents evidencing the Loans have the legal capacity to enter into and execute and deliver them, and all such loan agreements and other documents have been duly and properly executed by such Persons. Each loan agreement is the legal, valid and binding obligation of the related Borrower thereunder, enforceable against each Borrower in accordance with its terms subject to customary equitable exceptions.

(i) Documentation. The Loan Files for the Loans contain all loan agreements and other documents evidencing the Loans, all underwriting documents, all collection notices and all required disclosures that are necessary under Applicable Law.

(j) No Amendment. The Program Agreements are in full force and effect and have not been modified or amended in any way that would materially adversely affect the Loans, the ability of Servicer to perform its obligations under this Origination Agreement or the Servicing Agreement or the other Origination Papers, the rights of Lender under this Origination Agreement, the Servicing Agreement or the other Origination Papers or the transactions contemplated hereunder or thereunder in general.

(k) As of the date of origination of a Loan, each Borrower was either a citizen of the United States or a permanent resident alien with a valid social security number, and resided and had a billing address within the United States.

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 (l) Each Loan is denominated and payable only in U.S. dollars.

(m) No Loan is a loan to a Governmental Authority.

Section 4.02. Representations and Warranties of Lender. As of the Effective Date, Lender hereby represents and warrants to Servicer that all of the representations and warranties made by Lender under Section 5.03 of the Servicing Agreement are hereby incorporated by reference and restated as representations and warranties made as of the date hereof and as of each Settlement Date under this Origination Agreement.

Article V

Covenants

Section 5.01. Covenants of Servicer and Lender.

(a) Covenants of Servicer.

(i) Servicer hereby covenants and agrees with Lender that all of the covenants made by Servicer under Section 5.04 of the Servicing Agreement are hereby incorporated by reference and restated as covenants made as of the date hereof and as of each Settlement Date under this Origination Agreement.

(ii) Lender Review of Marketing Materials. Servicer agrees to obtain Lender’s prior approval of any Marketing Materials that bear Lender’s name (including any trade name, trademark or servicemark) and its prior permission to use Lender’s name in any other publication or form of media. Servicer shall conform to any specifications of Lender for use of its name and any such reference or use shall be professional. Servicer agrees to make all other Marketing Materials available to Lender upon Lender’s reasonable request for Lender’s review; further, Servicer agrees that Lender may require Servicer to revise any Marketing Materials that Lender reasonably requests within fourteen (14) calendar days after Lender’s receipt of such Marketing Materials. All Marketing Materials used by Servicer shall be accurate and not misleading in any material respect and shall comply in all material respects with Applicable Laws. Lender may publicize its involvement with the GreenSky® Program and any Program Merchant or Sponsor consistent with the GreenSky® Program guidelines and to the extent such publication is permitted under the applicable Program Agreement. Lender shall retain full control over the use of Lender’s name and trademarks. Servicer shall gain no right, title or interest in and to the name of Lender (including any trade name, trademark or servicemark) by virtue of this Origination Agreement or the Servicing Agreement and disclaims any such rights and agrees to provide any form or filing to reflect the same.

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(iii) Compliance with Applicable Law. The Loans, the origination of the Loans, the loan agreements and any other documents evidencing the Loans, the Borrower Loan Documents, the disclosures and notices relating to the Loans and the Program Agreements shall not contravene any Applicable Law, and the Loans shall be originated and made in accordance with Applicable Law, except where the failure to do so would not have a material adverse effect on the Loans.

(b) Covenants of Lender. Lender hereby covenants and agrees with Servicer that all of the covenants made by Lender under Section 5.05 of the Servicing Agreement are hereby incorporated by reference and restated as covenants made as of the date hereof under this Origination Agreement.

Article VI

Term and Termination

Section 6.01. Term. This Origination Agreement shall commence as of the Effective Date and shall continue until December 31, 2017 and shall automatically be extended for additional one year periods thereafter, until Lender provides ninety (90) calendar days prior written notice that this Origination Agreement shall no longer be so extended, unless sooner terminated (i) as provided herein or (ii) upon the termination of the Servicing Agreement, which shall result in the immediate termination of this Origination Agreement.

Section 6.02. [*****].

Section 6.03. Termination for Failure to Perform; Servicer Termination Event. Lender may terminate this Origination Agreement upon delivery of a Termination Notice to Servicer if (i) Servicer fails to satisfy the Compliance Conditions in a material respect and such failure continues unremedied for a period of thirty (30) calendar days after the earlier of (a) the date on which Servicer becomes aware of such failure and (b) the date on which notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Lender; or (ii) a Servicer Termination Event (as defined in the Servicing Agreement) has occurred and is continuing unremedied for the applicable grace periods set forth in the Servicing Agreement. Upon receipt by Servicer of a Termination Notice, this Origination Agreement will terminate on the date set forth in such Termination Notice (which, for the avoidance of doubt, shall be not less than thirty (30) calendar days after the delivery of such Termination Notice).

Section 6.04. Termination for Regulatory Risk. If either Party (a) is advised by legal counsel of a change in Applicable Laws, a judicial decision of a court having jurisdiction over such Party, or an interpretation of a Governmental Authority that, in the view of such legal counsel, would have a materially adverse effect on the rights or obligations of such Party under this Origination Agreement or the Servicing Agreement or the financial condition of such Party such that Servicer would be unable to fulfill its obligations under this Origination Agreement or

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the Servicing Agreement; (b) receives a request of a Governmental Authority, including any letter or directive from such Governmental Authority, that prohibits or restricts such Party from carrying out its obligations under this Origination Agreement or the Servicing Agreement; or (c) has been advised by legal counsel that there is a material risk that such Party’s or the other Party’s continued performance under this Origination Agreement or the Servicing Agreement would violate Applicable Laws or increase the risk of litigation or regulatory enforcement action relating to the activities encompassed by this Origination Agreement or the Servicing Agreement, then the Parties shall meet and confer in good faith about any modifications to Servicer’s performance of its obligations hereunder that may be necessary or appropriate to eliminate or mitigate such result. If the Parties are unable to reach agreement regarding such modifications within ten (10) Business Days after the Parties meet, either Party may terminate this Origination Agreement upon ten (10) Business Days’ prior written notice to the other Party; provided, however, either Party may terminate this Origination Agreement in respect of the foregoing upon five (5) Business Days’ prior written notice to the other Party if required by a Governmental Authority.

Section 6.05. Termination for Material Deterioration in Financial Condition. If Servicer experiences a material deterioration in its financial condition such that Servicer is unable to fulfill its obligations under this Origination Agreement or the Servicing Agreement in a material respect (such material deterioration in financial condition, a “Financial Condition Event”), either Servicer shall promptly give notice to Lender or Lender shall promptly give notice to Servicer of such Financial Condition Event. Lender shall have the right, at its option, to terminate this Origination Agreement in respect of such Financial Condition Event upon ninety (90) calendar days’ prior written notice to Servicer, subject to the right of Servicer to cure such Financial Condition Event within such ninety (90) calendar days. If such Financial Condition Event is not cured within ninety (90) calendar days after a termination notice is provided in respect of such Financial Condition Event, this Origination Agreement will be terminated.

Section 6.06. Funding of Loans and Fees After Termination. After the effective date of any termination of this Origination Agreement, or immediately upon Servicer’s receipt of notice of any termination of this Origination Agreement or the making of any Loan hereunder would violate Applicable Law, (i) Lender shall no longer be obligated to make any Loans other than any approved but not fully funded Loans for which a binding loan agreement has been executed, (ii) after Lender has deducted any amount Lender is permitted to offset pursuant to Section 3.06 of the Servicing Agreement, Lender shall be obligated to pay Servicer (x) the Performance Fee with respect to Loans originated under this Origination Agreement prior to the effective date of the termination hereof until such Loans have been repaid and (y) to the extent provided in the Servicing Agreement, the Servicing Fee, and (iii) Servicer shall remain obligated to pay to Lender all amounts due and owing to Lender.

Section 6.07. Optional Purchase. To maintain the consistency and continuity of the GreenSky® Program, if at any time this Origination Agreement expires or is terminated by Lender for any reason, with the prior written consent of Lender, Servicer, or a designee thereof,

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may purchase all, but not less than all, of the Loans (and all servicing rights and obligations in connection therewith) from Lender for [*****]. Any such transfer shall be without representation, warranty or recourse of any kind, other than that the Loans are owned by Lender free and clear of any Liens as of the effective date of transfer. Servicer may solicit Lender’s consent to exercise this optional purchase at any time up to ninety (90) calendar days after the expiration or termination date, as applicable.

Article VII

Miscellaneous Provisions

Section 7.01. Amendment. This Origination Agreement may not be modified or amended except by a writing executed by both parties hereto.

Section 7.02. Governing Law. This Origination Agreement shall be construed in accordance with the laws of the State of Georgia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when actually delivered by a nationally recognized overnight courier, or, if rejected by the addressee, when so rejected, or, if mailed, three (3) Business Days after deposit in the United States mail, as certified or registered mail postage prepaid, directed to the address shown as follows:

If to Servicer:	GreenSky, LLC
Glenridge Highlands 2
5565 Glenridge Connector, Suite 700
Atlanta, GA 30342
Attention: President

With a copy to:	GreenSky, LLC
Glenridge Highlands 2
5565 Glenridge Connector, Suite 700
Atlanta, GA 30342
Attention: General Counsel

If to Lender:	SunTrust Bank
303 Peachtree Center Ave., NE
Suite 400
Atlanta, GA 30308
Attention: EVP, Consumer Lending Executive

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With a copy to:	SunTrust Bank
303 Peachtree St., NE 9th Floor
Atlanta, GA 30308
Attention: Managing Attorney-Consumer Lending
Email: ###############@SunTrust.com

Either Party has the right to change its notice address to another address within the continental United States of America upon providing notice to the other such Party.

Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Origination Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Origination Agreement and shall in no way affect the validity or enforceability of the other provisions of this Origination Agreement.

Section 7.05. Assignment.

(a) This Origination Agreement is binding upon the Parties and their successors and permitted assigns. Except as otherwise provided in Section 7.05(b), neither Party may assign this Origination Agreement or any of its rights or obligations hereunder to any Person that is not an Affiliate without the prior written consent of the other Party, which may be withheld. Any purported assignment to a Person that is not an Affiliate, without such prior written consent, shall be void.

(b) Notwithstanding Section 7.05(a),

(i) Lender may assign this Origination Agreement, in whole or in part, upon thirty (30) calendar days’ advance written notice to Servicer, and Lender may sell, assign or convey or grant a security interest in all or part of the Loans originated by it to any Person without limitation or restriction; provided, that Lender’s assignee and any Person that acquires any interest in the Loans agrees to be bound by the terms of this Origination Agreement and the Servicing Agreement; and

(ii) [*****].

Section 7.06. Further Assurances. Servicer and Lender agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other Party more fully to effect the purposes of this Origination Agreement, including, without limitation, the authorization or execution of any financing statements or amendments thereto or equivalent documents relating to the Loans for filing under the provisions of the UCC or other law of any applicable jurisdiction and to provide prompt

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notification to the other Party of any change in the name or the type or jurisdiction of organization of such Party.

Section 7.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Servicer or Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 7.08. Counterparts. This Origination Agreement may be executed in two or more counterparts (and by different Parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 7.09. Binding; Third-Party Beneficiaries. This Origination Agreement will inure to the benefit of and are binding upon the Parties hereto and their respective successors and permitted assigns. There are no intended third-party beneficiaries of this Origination Agreement.

Section 7.10. Merger and Integration. Except as specifically stated otherwise herein, this Origination Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof, and all prior understandings, written or oral, and including the First Amended and Restated Origination Agreement are superseded by this Origination Agreement.

Section 7.11. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 7.12. Survival of Representations and Warranties, Covenants and Indemnities. All representations, warranties, covenants, agreements, and indemnities contained in this Origination Agreement shall remain operative and in full force and effect and shall survive the termination of this Origination Agreement.

Article VIII

Confidentiality of Proprietary Information

Section 8.01. Proprietary Information Access or Exchange. In the performance of this Origination Agreement, each Party may disclose to the other Party certain Proprietary Information.

Section 8.02. Definitions. For the purposes of this Origination Agreement, the following terms will have the definitions set forth below.

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(a) “Proprietary Information” means Trade Secrets, Confidential Business Information, and NPPI. For sake of clarity, the Parties agree that Proprietary Information includes information relating to and contained in Borrowers’ loan applications.

(b) “Trade Secrets” mean trade secrets as defined under Georgia law, as amended from time to time, and will include without limitation and without regard to form, technical or non-technical data, formulae, patterns, compilations, programs, software programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, non-public forecasts, studies, projections, analyses, all Borrower data of any kind, or lists of actual or potential customers or servicers, business and contractual relationships, or any other information similar to the foregoing that: (a) derives economic value, actual or potential, from not being generally known and not being readily ascertainable by proper means to other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. For the sake of clarity, Trade Secrets will include, without limitation, information provided to Lender by any third parties, which Lender is obligated to hold in confidence.

(c) “Confidential Business Information” means any valuable, secret business information, other than Trade Secrets, that is designated or identified as confidential at the time of the disclosure or is by its nature clearly recognizable as confidential information to a reasonably prudent person with knowledge of the Disclosing Party’s business and industry.

(d) “NPPI” means non-public, personally identifiable information of applicants, Borrowers, Lender personnel or other individuals, which has been provided to Lender or Lender’s agents and representatives by such Persons or their representatives or in connection with the application, origination or servicing of the Loan (e.g., credit reports), including information provided to Servicer in connection with the administration and servicing of the Loans. Unless otherwise specified, NPPI shall be Proprietary Information of Lender.

(e) “Disclosing Party” means the Party disclosing any Proprietary Information hereunder, whether such disclosure is directly from or through the Disclosing Party’s personnel.

(f) “Receiving Party” means the Party receiving any Proprietary Information hereunder, whether such disclosure is received directly from or through the Receiving Party’s personnel.

Section 8.03. Exclusions. Notwithstanding the definition of Proprietary Information above, Proprietary Information does not include any information that: (a) was in the Receiving Party’s possession before being disclosed to it by the Disclosing Party; (b) is or becomes a matter

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of public knowledge through no fault of the Receiving Party; (c) is rightfully received by the Receiving Party from a third party without a duty of confidentiality known to the Receiving Party; (d) is disclosed by the Disclosing Party to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Receiving Party without use of the Disclosing Party’s Proprietary Information; (f) is disclosed by the Receiving Party with the Disclosing Party’s prior written approval; or (g) is permitted to be disclosed pursuant to Section 2.03. This Section 8.03 is subject to the rights provided to Servicer in Section 2.07.

Section 8.04. Ownership and Restrictions on Use. The Receiving Party acknowledges and agrees that the Proprietary Information of the Disclosing Party will remain the sole and exclusive property of the Disclosing Party or a third party providing such information to the Disclosing Party, and the disclosure of such information to the Receiving Party does not confer upon it any license, interest, or right of any kind in or to the Proprietary Information, except as provided under this Origination Agreement. At all times and notwithstanding any termination or expiration of this Origination Agreement, the Receiving Party agrees that it will: (a) hold in strict confidence and not disclose to any third party the Proprietary Information of the Disclosing Party, except to carry out the purposes of the Origination Agreement or as otherwise approved in writing by the Disclosing Party; (b) only permit access to the Proprietary Information of the Disclosing Party to those of its personnel who have a need to know and have signed confidentiality agreements or are otherwise bound by confidentiality obligations substantially similar to those contained in this Origination Agreement; (c) be responsible to the Disclosing Party for any third party’s use and disclosure of the Proprietary Information provided to such third party by the Receiving Party; (d) only use Proprietary Information that it receives to carry out the purposes of the Origination Agreement and for no other purpose whatsoever; and (e) use at least the same degree of care it would use to protect its own Proprietary Information of like importance, but in no event less than a reasonable degree of care, including without limitation, maintaining information security standards for such Proprietary Information as are commercially reasonable and customary for the type of information. Specifically, with regard to NPPI, Servicer will comply with the information security standards specific to such information set forth in this Origination Agreement. Neither Party will communicate any information to the other Party in violation of the proprietary rights of any third party. Neither Servicer nor its Affiliates nor their respective personnel will knowingly cause or permit any of Lender’s or its Affiliates’ Proprietary Information to be sent to or accessed from any location outside of the United States of America.

Section 8.05. Required Disclosures. If the Receiving Party is required by a Governmental Authority or Applicable Law to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party must, if legally permissible: (a) first give written notice of such required disclosure to the Disclosing Party; (b) make a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which disclosure is required; (c) take reasonable steps to allow the Disclosing Party to seek to protect the confidentiality of the Proprietary Information required to be disclosed; and (d) disclose only that part of the Proprietary Information which, in the written opinion of its legal

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counsel, it is required to disclose. The foregoing requirements will not apply and are not intended to limit Lender’s ability to fully comply with requests for information from its regulators or the Internal Revenue Service.

Section 8.06. Notice of Unauthorized Disclosures. Each Party to this Origination Agreement will promptly notify the other Party in writing upon discovery of any access, data breach, material loss or material unauthorized disclosure of the Proprietary Information of the other Party. Any unauthorized disclosure or loss of NPPI, regardless of context or amount of data, will be a material confidentiality breach pursuant this Origination Agreement.

Section 8.07. Limit on Reproductions. The Receiving Party will not reproduce the Disclosing Party’s Proprietary Information in any form except as required to accomplish the intent of this Origination Agreement. Any reproduction of any Proprietary Information by the Receiving Party will remain the property of the Disclosing Party and will contain any and all confidential or proprietary notices or legends that appear on the original, unless otherwise authorized in writing by the Disclosing Party.

Section 8.08. Document Destruction, Information Erasure. Upon the earlier of: termination of this Origination Agreement, the written request of the Disclosing Party, or at such later time, when no longer needed by either Party for fulfillment of its obligations under this Origination Agreement or Applicable Law, each Receiving Party, except as prohibited by law, will either: (a) promptly return to the Disclosing Party all documents and other tangible (including electronic) materials containing the Disclosing Party’s Proprietary Information, including all copies thereof in its possession or control; or (b) erase or destroy all such materials by the following methods, the foregoing notwithstanding, provided however that records shall not be destroyed prior to the time specified pursuant to applicable record retention timeframes or alternatively such records are delivered to the Disclosing Party. If return, erasure, or destruction is not feasible, then the Receiving Party may, with the written consent of the Disclosing Party (which consent shall not be unreasonably withheld), maintain the Disclosing Party’s Proprietary Information in compliance with the requirements of the confidentiality and information security provisions of this Origination Agreement; provided, however, that when the return, destruction, or erasure of any such materials becomes feasible for the Receiving Party, the Receiving Party must comply with the requirements of (a) or (b) above within sixty (60) calendar days.

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Medium	Destruction Method
Hard copy	Shredding, pulverizing, burning, or other permanent destruction method
Electronic tangible media, e.g., disks, tapes	Destruction or erasure of the media
Hard drive or similar storage device	Erasure or elimination of Proprietary Information from the device

Section 8.09. Equitable Relief. If either Party should breach or threaten to breach any provision of this Article VIII of the Origination Agreement, the non-breaching Party, in addition to any other remedy it may have at law or in equity, will be entitled to seek a restraining order, injunction, or other similar remedy in order to specifically enforce the provisions of this Section 8.09. Each Party specifically acknowledges that money damages alone would be an inadequate remedy for the injuries and damages that would be suffered and incurred by the non-breaching Party as a result of a breach of this Article VIII of this Origination Agreement. In the event that either Party should seek an injunction hereunder, the other Party hereby waives any requirement for the submission of proof of the economic value of any Proprietary Information or the posting of a bond or any other security.

Section 8.10. Survival. Notwithstanding any termination of this Origination Agreement, all of the Receiving Party’s nondisclosure and use obligations pursuant to this Article VIII will survive: (a) for three (3) years after termination with respect to any Confidential Business Information received prior to such termination; (b) with respect to Trade Secrets, for so long as such information continues to constitute a trade secret under Applicable Law; and (c) with respect to NPPI, for so long as required by Applicable Law.

Section 8.11. Prior Agreements. The provisions set forth in this Origination Agreement supersede any previous agreement between the Parties relating to the protection of any Proprietary Information.

Section 8.12. Information Related to Tax Structure and Treatment. It is the Parties’ mutual intent that the tax structure and tax treatment of the transactions contemplated by this Origination Agreement will not be confidential and, that notwithstanding anything herein to the contrary, each Party and its personnel may disclose to any and all Persons, without limitation of any kind, the tax structure and tax treatment of the transactions contemplated herein such that the transactions will be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and any comparable provision in the law of any other jurisdiction.

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Article IX

Information Security

Section 9.01. General Requirements. Servicer will adhere to Lender’s information security policies when providing services on site at Lender’s facilities. Servicer will safeguard information, including NPPI, and adhere to information security standards and requirements as are prescribed by Applicable Law for federally insured financial institutions. In addition, Servicer will maintain data back-up procedures, and information security systems and processes (collectively, the “Security Systems”) continuously at its own facilities and those of any personnel at which Servicing is performed and under business continuity plans so that no Lender Proprietary Information is lost, stolen, modified, disclosed to, accessed, or made inaccessible or unreadable to Servicer or Lender by any third party (other than those permitted parties under the Confidentiality of Proprietary Information Section of this Servicing Agreement), whether the data is maintained at such facilities or is in transmission. The Security Systems will equal or exceed standard industry practices for similar suppliers dealing with Proprietary Information of financial institutions and be in compliance with Applicable Law. Servicer will reasonably monitor, evaluate, and adjust the Security Systems in response to relevant changes in technology, changes in the sensitivity of any Lender Proprietary Information (as reasonably determined by Lender), and internal and external threats to information security and any changes in Applicable Law. Servicer will promptly notify Lender of: (a) any breach of the Security Systems of which Servicer has knowledge that results in (i) unauthorized access to Lender Proprietary Information or could reasonably be expected to do so, or (ii) Lender Proprietary Information being made inaccessible or unreasonable to Servicer or Lender; (b) the consequences of the breach; and (c) Servicer’s corrective action. If Lender is required to notify its customers, employees, or regulators of a breach of the Security Systems affecting Lender’s Proprietary Information, at Lender’s option, Servicer will either notify Lender’s customers, employees, or regulators of the breach or reimburse Lender for the cost of these notifications.

Section 9.02. Encryption. To the extent Servicer places or retains Proprietary Information on the following types of devices, Servicer will encrypt all of them: (a) with whole disk encryption, all laptop computers; (b) personal digital assistants (PDAs); (c) all other portable devices (including, but not limited to, thumb drives); and (d) files on portable media (including, but not limited to, tapes and CDs). All encryption must meet a minimum standard of Advanced Encryption Standard (AES) algorithm with a minimum key strength of 128-bit.

Section 9.03. Information Security Audits. During the term of this Origination Agreement and for one (1) year following termination:

(a) Audit Scope. Solely to assess the effective protection of Lender Proprietary Information, Lender may conduct annual remote or on-site audits of Servicer, at Lender’s discretion and expense (except as set forth below), to review the Security Systems at any time during Servicer’s regular business hours upon at least three (3)

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Business Days’ prior notice to Servicer; however, Servicer may request up to an additional seven (7) Business Days to comply. However, if there is an actual breach of the Security Systems, Lender may conduct additional audits. The audits may be performed by Lender, its agent, or an independent third party bound by nondisclosure provisions substantially similar to those in this Origination Agreement, and may include reasonable testing of the Security Systems, including without limitation, periodic vulnerability scans. The Parties will schedule the testing at a mutually agreeable time and will cooperate in structuring the tests so as to use reasonable, industry-standard precautions to minimize risks to the Security Systems and to avoid harming the rights and interests of Servicer or any third parties. Servicer will provide Lender with reasonable assistance and information necessary for the performance of the testing, including reasonable access to its logs, policies, records, and other materials (solely as related to Lender Proprietary Information), and to Servicer personnel reasonably required for Lender to perform the audit. Lender will reasonably determine the extent and methodology of the testing subject to the approval of Servicer, the approval not to be unreasonably withheld, conditioned or delayed. Servicer agrees to make available to Lender the results of any third party’s or its own testing, monitoring and auditing of the Security Systems solely as relates to Lender Proprietary Information, provided, that Servicer will not be required to make available any results which would breach its confidentiality obligations to any third party.

(b) Audit Findings/Remediation. If an audit reveals that the Security Systems do not effectively protect any Lender Proprietary Information or do not otherwise meet the information security requirements of Lender, its regulators, or the provisions of Applicable Law, then Servicer will complete and install modifications to the Security Systems, the cost, expense, and allocation of which will be borne by Servicer. If Servicer is unable to complete and install adequate modifications within the lesser of (i) the time frame agreed by the Parties, or (ii) the time period required by applicable law, then Lender may immediately terminate this Origination Agreement without penalty, notwithstanding any other provisions in this Origination Agreement.

(c) Audit Costs. Lender will reimburse Servicer’s reasonable direct expenses associated with the audit (e.g., reasonable copy charges or other reasonable standard expenses), but not any other expenses such as a charge for access to Servicer personnel or other sources of information. Lender will bear the agreed upon cost of any audit unless the audit is in response to a security breach that impacts, or could reasonably be presumed to impact, Lender Proprietary Information, in which case Servicer will bear the cost of the audit.

Section 9.04. Modifications to Agreements. To the extent that regulations promulgated under Applicable Law require additional or modified security, privacy, or confidentiality agreements between financial institutions and third party servicers, Servicer agrees that it will execute the additional or modified agreements as reasonably required by Lender.

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Article X

Non-Solicitation

Servicer agrees that it will not, without the prior written consent of Lender: (a) use any NPPI or any information about any Borrower or other customer of Lender to encourage the Borrower to refinance a Loan; or (b) sell, assign or transfer in any respect, to any person, any NPPI or any information about any Borrower or other customer of Lender.

Article XI

Technology License

In furtherance of the activities contemplated by this Origination Agreement, Servicer grants Lender a non-exclusive, nontransferable, nonsublicensable, revocable license to use Servicer’s GreenSky® Program technology platform (the “Licensed Technology”) during the term of this Origination Agreement solely for the purposes of, and in connection with, Lender’s participation in the GreenSky® Program. Lender acknowledges and agrees that Servicer will remain the sole and exclusive owner of all right, title and interest in and to the Licensed Technology (including any and all modifications or derivative works thereof) and all intellectual property rights relating thereto, and Lender does not and will not have or acquire any ownership interest in the Licensed Technology (or any modifications or derivative works thereof) or any intellectual property rights relating thereto under or in connection with this Origination Agreement.

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In Witness Whereof, Servicer and Lender have caused this Origination Agreement to be duly executed by their respective officers as of the day and year first above written.

GreenSky, LLC

By:	/s/ David Zalik
	Name:	David Zalik
	Title:	Chief Executive Officer

SunTrust Bank

By:	/s/ Timothy S. Mueller
	Name:	Timothy S. Mueller
	Title:	Executive Vice President

Signature Page to
Second Amended and Restated Loan Origination Agreement

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Amendment No. 1
to Second Amended and Restated Loan Origination Agreement

This Amendment No. 1 to Second Amended and Restated Loan Origination Agreement (this “Amendment”), dated as of September 5, 2017 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and SunTrust Bank, a Georgia banking corporation (“Lender”).

Witnesseth:

Whereas, Servicer and Lender previously entered into that certain Second Amended and Restated Loan Origination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LOA”), dated as of December 31, 2016;

Whereas, Servicer and Lender desire to amend the LOA to modify and clarify certain terms therein;

Whereas, GreenSky Servicing desires to be bound to the provisions of the LOA; and

Whereas, pursuant to Section 7.01 of the LOA, Servicer and Lender agree to amend the LOA pursuant to the terms and conditions set forth herein;

Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LOA.

Section 2. Amendment to the LOA.

Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the LOA shall be and hereby is amended as follows:

(a) The definition of “Funding Clearing Account” in Section 1.01 of the LOA shall be amended to add the following sentence to the end of the current definition:

On or prior to September 15, 2017, the Funding Clearing Account shall be titled “GreenSky Servicing, LLC, Funding Clearing Account FBO GreenSky Program Lenders” or such other title selected by Servicer and reasonably acceptable to Lender.

(b) Schedule B to the LOA shall be amended by deleting Section III thereof in its entirety and substituting the following in lieu thereof:

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III. [*****]:

1.	[*****].

2.	[*****].

[*****].

Section 3. GreenSky Servicing Acknowledgement. GreenSky Servicing hereby acknowledges and agrees to be bound by and comply with the covenants of Servicer contained in the LOA and this Amendment as if it were an original party thereto.

Section 4. Representations of Servicer and Lender. Each of Servicer and Lender hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the LOA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 5. Representations of GreenSky Servicing. GreenSky Servicing hereby represents and warrants to the parties hereto that GreenSky Servicing has all necessary company power and authority to enter into this Amendment and to perform all of the obligations to be performed by it under this Amendment and the LOA. This Amendment and the consummation by GreenSky Servicing of the transactions contemplated hereby: (i) have been duly authorized by all company action of GreenSky Servicing, (ii) have been duly executed and delivered by GreenSky Servicing and constitute the legal, valid and binding obligations of GreenSky Servicing, enforceable in accordance with their terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship, and other laws relating to or affecting creditors’ rights generally and by general equity principles), (iii) do not contravene or cause GreenSky Servicing to be in default under (A) GreenSky Servicing’s governing documents, (B) any contractual restriction with respect to any debt of GreenSky Servicing or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting GreenSky Servicing or its property or (C) Applicable Law, order, writ, judgment, award, injunction or decree applicable to, binding on or affecting GreenSky Servicing or its property, and (iv) do not result in or require the creation of any adverse claim.

Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.

Section 7. Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LOA as of the date hereof. Except as amended by this Amendment, the LOA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document.

3

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Section 8. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.

Section 9. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

Section 10. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.

Section 11. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12. Governing Law. This amendment shall be construed in accordance with the laws of the State of Georgia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[Signatures appear on following page.]

4

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In Witness Whereof, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date.

GreenSky, LLC

By:	/s/ Timothy Kaliban
	Name:	Timothy D. Kaliban
	Title:	President

SunTrust Bank

By:	/s/ Melissa Baldwin
	Name:	Melissa Baldwin
	Title:	Managing Attorney

Acknowledged and Agreed:

GreenSky Servicing, LLC

By:	/s/ William Still Jr.
	Name:	William R. Still, Jr.
	Title:	Secretary

Signature Page to Amendment No. 1
to Second Amended and Restated
Loan Origination Agreement

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Amendment No. 2
to Second Amended and Restated Loan Origination Agreement

This Amendment No. 2 to Second Amended and Restated Loan Origination Agreement (this “Amendment”), dated as of January 1, 2018 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and SunTrust Bank, a Georgia banking corporation (“Lender”).

Witnesseth:

Whereas, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Loan Origination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LOA”), dated as of December 31, 2016;

Whereas, Servicer, GreenSky Servicing and Lender desire to amend the LOA to modify and clarify certain terms therein; and

Whereas, pursuant to Section 7.01 of the LOA, Servicer, GreenSky Servicing and Lender agree to amend the LOA pursuant to the terms and conditions set forth herein;

Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows•

Section 13. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LOA

Section 14. Amendment to the LOA.

Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the LOA shall be and hereby is amended as follows•

(a) Schedule B to the LOA is hereby deleted in its entirety and Schedule B to this Amendment is hereby substituted in lieu thereof.

(b) Schedule C to the LOA is hereby deleted in its entirety and Schedule C to this Amendment is hereby substituted in lieu thereof.

Section 15. Representations of Servicer, GreenSky Servicing and Lender. Each of Servicer, GreenSky Servicing and Lender hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the LOA are true and correct as of the date hereof and after giving effect to this Amendment (except to the

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extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 16. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.

Section 17. Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LOA as of the date hereof. Except as amended by this Amendment, the LOA remains unchanged and in full force and effect This Amendment shall constitute a transaction document.

Section 18. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.

Section 19. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

Section 20. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.

Section 21. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22. Governing Law. This amendment shall be construed in accordance with the laws of the State of Georgia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[Signatures appear on following page.]

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In Witness Whereof, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date.

GreenSky, LLC

By:	/s/ Timothy Kaliban
	Name:	Timothy D. Kaliban
	Title:	President

GreenSky Servicing, LLC

By:	/s/ Eugene Burke
	Name:	Eugene Burke
	Title:	President

SunTrust Bank

By:	/s/ Melissa Baldwin
	Name:	Melissa Baldwin
	Title:	Managing Attorney

Signature Page to Amendment No. 2
to Second Amended and Restated
Loan Origination Agreement